EXHIBIT (A)(6)

                        GABELLI EQUITY SERIES FUNDS, INC.
                             ARTICLES SUPPLEMENTARY

            Gabelli Equity Series Funds, Inc., a Maryland corporation having its principal office in Rye, New York (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland:

            FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

            SECOND: The Corporation is authorized to issue 1,000,000,000 shares of Common Stock, par value $0.001 per share, with an aggregate par value of $1,000,000. These Articles of Supplementary do not change the total authorized shares of Common Stock of the Corporation or the aggregate par value thereof.

            THIRD: Pursuant to the authority contained in Section 2-105 of the Maryland General Corporation Law and under authority contained in Article (V) of the Articles of Incorporation for the Corporation, a majority of the entire Board of Directors has adopted resolutions creating a new sub-series of capital stock for each class to be named Class I Stock.

            FOURTH: The shares of the Corporation's capital stock have been allocated to the following classes and sub-series of that class in the following amounts:

            Designation                               Number of Shares
            -----------                               ----------------

The Gabelli Small Cap                                    350,000,000
Growth Fund Stock

     The Gabelli Small Cap                               200,000,000
     Growth Fund
     Class AAA Stock

     The Gabelli Small Cap                                50,000,000
     Growth Fund
     Class A Stock

     The Gabelli Small Cap                                50,000,000
     Growth Fund
     Class B Stock

     The Gabelli Small Cap                                50,000,000
     Growth Fund
     Class C Stock

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The Gabelli Equity                                       350,000,000
Income Fund Stock

     The Gabelli Equity                                  200,000,000
     Income Fund
     Class AAA Stock

     The Gabelli Equity                                   50,000,000
     Income Fund
     Class A Stock

     The Gabelli Equity                                   50,000,000
     Income Fund
     Class B Stock

     The Gabelli Equity                                   50,000,000
     Income Fund
     Class C Stock

The Gabelli Woodland                                     300,000,000
Small Cap Value Fund Stock

     The Gabelli Woodland                                150,000,000
     Small Cap Value Fund
     Class AAA Stock

     The Gabelli Woodland                                 50,000,000
     Small Cap Value Fund
     Class A Stock

     The Gabelli Woodland                                 50,000,000
     Small Cap Value Fund
     Class B Stock

     The Gabelli Woodland                                 50,000,000
     Small Cap Value Fund
     Class C Stock


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            FIFTH: The Corporation's Board of Directors hereby reclassifies and redesignates all the authorized but unissued shares of the Common Stock of the Corporation so that the number of shares of Common Stock classified and allocated to the following classes and sub-series of that class in the following amounts:

Designation                                           Number of Shares
-----------                                           ----------------

The Gabelli Small Cap                                    350,000,000
Growth Fund Stock

     The Gabelli Small Cap                               150,000,000
     Growth Fund
     Class AAA Stock

     The Gabelli Small Cap                                50,000,000
     Growth Fund
     Class A Stock

     The Gabelli Small Cap                                50,000,000
     Growth Fund
     Class B Stock

     The Gabelli Small Cap                                50,000,000
     Growth Fund
     Class C Stock

     The Gabelli Small Cap                                50,000,000
     Growth Fund
     Class I Stock

The Gabelli Equity                                       350,000,000
Income Fund Stock

     The Gabelli Equity                                  150,000,000
     Income Fund
     Class AAA Stock

     The Gabelli Equity                                   50,000,000
     Income Fund
     Class A Stock

     The Gabelli Equity                                   50,000,000
     Income Fund
     Class B Stock


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     The Gabelli Equity                                   50,000,000
     Income Fund
     Class C Stock

     The Gabelli Equity                                   50,000,000
     Income Fund
     Class I Stock

The Gabelli Woodland
Small Cap Value Fund Stock                               300,000,000

     The Gabelli Woodland                                100,000,000
     Small Cap Value Fund
     Class AAA Stock

     The Gabelli Woodland                                 50,000,000
     Small Cap Value Fund
     Class A Stock

     The Gabelli Woodland                                 50,000,000
     Small Cap Value Fund
     Class B Stock

     The Gabelli Woodland                                 50,000,000
     Small Cap Value Fund
     Class C Stock

     The Gabelli Woodland                                 50,000,000
     Small Cap Value Fund
     Class I Stock

            SIXTH: The Class A Shares, Class B Shares, Class C Shares and Class AAA Shares, together with the Class I Shares and any other sub-series of capital stock of the Corporation designated as a sub-series of any class in the future shall represent interests in the portfolio of assets attributable to that class, which assets shall be allocated to each of the respective sub-series of that class in accordance with Article (V) of the Corporation's Articles of Incorporation and which assets shall be charged with the liabilities of the Corporation with respect to the class and each such sub-series in accordance with Article (V) of the Corporation's Articles of Incorporation. The Class I Shares shall have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption applicable to shares of each other class and sub-series thereof, all as set forth in the Articles of Incorporation of the Corporation except for the differences set forth in


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the Articles of Incorporation with respect to the Class A Shares, Class B
Shares, Class C Shares and Class AAA Shares.

            SEVENTH: These Articles Supplementary shall become effective at 10:00 a.m. on January 28, 2005.

            IN WITNESS WHEREOF, Gabelli Equity Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its duly authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation and that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects and that this statement is made under the penalties of perjury.

                                               GABELLI EQUITY SERIES FUNDS, INC.

WITNESS:

                                               By:  /s/ Bruce N. Alpert
                                                    -------------------
                                               Name:  Bruce N. Alpert
                                               Title: President
By:  /s/ James E. McKee                        Date:  January 28, 2005
     ------------------
Name:  James E. McKee
Title: Secretary
Date:  January 28, 2005


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